UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  August 8, 2012 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2012, Capstone Therapeutics Corp.  published information regarding the Company’s cash for the three and six months ended June 30, 2012 in connection with a conference call as described in Item 7.01 below. The information is included on slide number three, “Cash Report,” of the presentation furnished as Exhibit 99.1 to this Form 8-K, and is incorporated by reference herein.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

           On August 3, 2012, Capstone Therapeutics Corp. issued a press release announcing  that it entered into a Contribution Agreement with LipimetiX LLC to form a joint venture, LipimetiX Development LLC, to develop Apo E mimetic peptide molecules, including AEM-28 and analogs, and that management will host a conference call and webcast on Wednesday, August 8, 2012, at 4:00 pm EDT / 1:00 p.m. PDT.  The call may be accessed at 877-303-2908 (U.S.), 408-427-3860 (outside U.S.).  A replay will be available beginning August 8, 2012 at 7:00 pm EDT until midnight August 11, 2012 and may be accessed at 855-859-2056 (U.S.) or 404-537-3406 (outside U.S.) with conference ID 17048917.

A copy of the presentation for the conference call, entitled “Capstone Therapeutics Corp. Operating Update, August 8, 2012,” is furnished as Exhibit 99.1 to this Form 8-K.  The presentation will also be accessible during the conference call by logging onto the Investors section of the Company’s website, www.capstonethx.com.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.          Description

99.1                      Presentation - Capstone Therapeutics Corp. Operating Update - August 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2012                                                                           CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman